SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


     Date of Report (date of earliest event reported):  FEBRUARY 21, 2006


                              PSB HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


        WISCONSIN                   0-26480                   39-1804877
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)

                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401
         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

      On February 21, 2006, the bylaws of PSB Holdings, Inc. were amended to require that a shareholder who intends to make a nomination for director or propose the adoption of any matter from the floor of a meeting of shareholders must first give notice to the company. The bylaw specifies the type of information to be included with each notice and provides that, with respect to annual meetings, the advance notice must be given not less than sixty, nor more than ninety, days prior to the anniversary of the previous year's meeting.

      The principal purpose of the bylaw is to promote thoughtful consideration of such actions by the shareholder and to permit adequate time for the Board of Directors to review the qualifications of any nominee for the Board and the merits of any matter to be proposed for consideration by shareholders.
Adoption of the notice requirement will provide the Board with an opportunity to give careful consideration to such nominations or proposals and to make recommendations to shareholders after such consideration.

      The new bylaw applies to shareholder meetings which occur after the 2006 annual meeting. The text of the new section is set forth in Section 2.13 of Bylaw II and is included in the bylaws filed as Exhibit 3.1 to this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 3.1 Bylaws, as last amended February 21, 2006


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.

Date:  February 21, 2006            By:    SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer
                                       -2-
                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              PSB HOLDINGS, INC.
                            DATED FEBRUARY 21, 2006
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))


3.1   BYLAWS, AS LAST AMENDED FEBRUARY 21, 2006
                                       -2-